UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2008

SM&A

(Exact name of registrant as specified in its charter)

Delaware	0-23585	33-0080929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 975-1550

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

SM&A announced on February 14, 2008 that it will be presenting at the Roth Capital Partners OC Growth Conference on Wednesday, February 20, 2008 at the Ritz Carlton Laguna Niguel.  Cathy McCarthy, President and Chief Executive Officer and Jim Eckstaedt, Executive Vice President, Finance and Chief Financial Officer, are scheduled to present at 9:00 a.m. Pacific Time.

Attendance at the conference is by invitation only. A live audio-only webcast of the presentation will be broadcast via the Internet. Those interested in listening to the webcast may access it at SM&A’s website at www.smawins.com. An archived replay of the presentation will also be available shortly after the live presentation at SM&A’s website.

Item 9.01 Financial Statements and Exhibits.

Press Release dated February 14, 2008.

Exhibit List

Exhibit No.	Description

99.l	Press release dated February 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 14, 2008	SM&A

	By:	/s/ James R. Eckstaedt
Name: James R. Eckstaedt
		Title:	Executive Vice President, Finance and Chief Executive Officer